UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 25, 2006


                              INVACARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Ohio                       0-12938                      95-2680965
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)


One Invacare Way, P.O. Box 4028, Elyria, Ohio                           44036
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (440) 329-6000
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On May 25, 2006, Invacare Corporation (the "Company") held its Annual Meeting of Shareholders, where the Company's shareholders approved an amendment to the Company's 2003 Performance Plan (the "Plan"). The amendment, which was approved and recommended to the Board of Directors by the Compensation, Management Development and Corporate Governance Committee and subsequently approved, subject to shareholder approval, and recommended to the shareholders by the Board of Directors on March 17, 2006, increases the number of common shares of the Company authorized and reserved for issuance under the Plan by 1,800,000 shares from 2,000,000 to 3,800,000 common shares.

     The full text of the Plan, as amended, was filed with the Securities and Exchange Commission on April 7, 2006 as an Appendix to the Company's Definitive Proxy Statement on Schedule 14A and is incorporated by reference herein. The description set forth above is qualified in its entirety by the Plan.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As described by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2006, Whitney Evans elected to not stand for re-election as a director of the Company and his term as a director expired at the Company's Annual Meeting of Shareholders held on May 25, 2006 (the "2006 Annual Meeting"). In order to rebalance the composition of the Company's Board of Directors, at the 2006 Annual Meeting, Gerald B. Blouch resigned as a director whose term will expire at the Company's 2007 annual meeting and was elected as a director of the Company whose term will expire at the Company's 2009 annual meeting.

                                                        SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Invacare Corporation
                                                        (Registrant)

Date:  May 30, 2006                                     /s/ Gregory C. Thompson
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                                                        Gregory C. Thompson
                                                        Chief Financial Officer